United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:               March 3, 2008

Hyperdynamics Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction
of incorporation)

001-32490
(Commission File Number)

87-0400335
(IRS Employer Identification No.)
One Sugar Creek Center Blvd., #125
Sugar Land, Texas 77478
(Address of principal executive offices) (Zip Code)

voice: (713) 353-9400        fax: (713) 353-9421
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 8, 2008, we filed Form 8-K disclosing that we borrowed money in a financing transaction from YA Global Investments, L.P. (“Yorkville”).  On March 3, 2008, as part of the same financing transaction, we borrowed an additional $1,089,474 from Yorkville.  The March 3, 2008 loan was the second of three loans contemplated by the financing transaction.  We may enter into the third loan later this year.   The loans are non-convertible unless we default.  The interest rate on the loan is 20%.  Yorkville is a “Qualified Institutional Buyer” (also called a “QIB”) as that term is defined in Rule 144A.  We had a prior financing arrangement with Yorkville in 2006.  We contacted Yorkville on our own initiative to enter into the Transactions.

If we default on a loan(s) repayment, Yorkville may convert the loan into common stock at a conversion price of the lesser of (i) $2.00 or (ii) 70% of the lowest Closing Bid Price of the Common Stock during the 15 consecutive Trading Days prior to the Conversion Date.

In connection with the March 3, 008 funding, we executed a mortgage on our Louisiana oil and gas leases in favor of Yorkville and Yorkville will be filing a UCC-1 financing statement on the assets of our subsidiary, Trendsetter Production Company. The mortgage and the UCC-1 secure the loans we receive from Yorkville.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

4.1	Form of Warrant----- Incorporated by reference to Form 8-K filed February 8, 2008.

4.2	Warrant----- Incorporated by reference to Form 8-K filed February 8, 2008.

10.1	Form of Note----- Incorporated by reference to Form 8-K filed February 8, 2008.

10.2	Note----- Incorporated by reference to Form 8-K filed February 8, 2008.

10.3	Securities Purchase Agreement----- Incorporated by reference to Form 8-K filed February 8, 2008.

10.4	Escrow Agreement----- Incorporated by reference to Form 8-K filed February 8, 2008.

10.5	Bank Account Control Agreement for HYD Resources Corporation----- Incorporated by reference to Form 8-K filed February 8, 2008.

10.6	Bank Account Control Agreement for Trendsetter Production Company----- Incorporated by reference to Form 8-K filed February 8, 2008.

10.7	Mortgage-----Provided Herewith.

10.8	Irrevocable Transfer Agent Instructions----- Incorporated by reference to Form 8-K filed February 8, 2008.

10.9	Guaranty by HYD Resources Corporation ----- Incorporated by reference to Form 8-K filed February 8, 2008.

10.10	Guaranty by Trendsetter Production Company----- Incorporated by reference to Form 8-K filed February 8, 2008.

10.11	Security Agreement----- Incorporated by reference to Form 8-K filed February 8, 2008.

10.12	Dutchess Investment Agreement----Incorporated by reference to our Form 8-K filed August 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: March 4, 2008

	/s/	Kent Watts
Kent Watts
President and CEO